Filed Pursuant to Rule 497
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

Supplement dated July 18, 2008
to the Statement of Additional Information
dated March 10, 2008
as supplemented on
June 11, 2008

The portion of the Statement of Additional Information dated March 10, 2008 beginning on page B-19 under the heading “Portfolio Manager” is replaced in its entirety with the following:

Portfolio Managers

        Scott D. Pavlak, Senior Managing Director at Bear Stearns Asset Management, Inc. (the “Advisor”), and David N. Martucci, Vice President at the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund’s investments.

Portfolio Managers’ Compensation

        Scott D. Pavlak is compensated by the Advisor. The Advisor believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for the portfolio manager consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

        The annual incentive bonus opportunity provides cash bonuses based upon the Fund’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Performance is compared to various U.S. Treasury, agency and credit indices with durations of up to three years. Performance is examined over market cycles which are typically trailing one-year, three-year and five-year periods. Mr. Pavlak is not compensated differently based on the performance of the Fund as compared to the performance of the other accounts discussed below.

        Mr. Pavlak is eligible to participate in the Advisor’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, a defined benefit pension plan, life insurance coverage and health and welfare programs.

        David N. Martucci is compensated by JPMorgan Chase & Co. (“JPMC”), the Advisor’s parent company. JPMC has a competitive compensation program that is designed to attract and retain outstanding people and to link the performance of investment professionals to client investment objectives. The total compensation package for the portfolio manager consists of a base salary fixed from year to year, a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMC or its affiliates. These elements reflect individual performance and the performance of JPMC as a whole.

        The portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the fund’s pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

        Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the JPMC or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Potential Conflicts of Interest

        The portfolio mangers are responsible for multiple investment accounts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute the Fund’s trades. The Fund has adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Fund from being negatively affected as a result of any such conflicts that may arise.

        As noted above, there may be times when a given investment opportunity is appropriate for some or all of the Advisor’s other client accounts. In the allocation of investment opportunities, it is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients. So, the Advisor has adopted policies and procedures regarding “Aggregation and Allocation of Investment Opportunities” to ensure that, to the extent practical, such opportunities are allocated among clients, including the Fund, over a period of time on a fair and equitable basis. The Advisor has the discretion to allocate investment opportunities in any manner that it deems appropriate (taking into account, among other things, the transaction and the eligible clients) to ensure that these opportunities are allocated on a fair and equitable basis, including by way of illustration: (1) allocating on a pro rata basis based on the aggregate dollar amount available for investing by client accounts and each client account’s proportionate share of that amount based on the market value of the client’s account relative to the total current market value of all participating client accounts; and (2) allocating on a rotation basis, such that all eligible clients are provided fair access to investment opportunities over an annual period by rotating investment opportunities to eligible clients.

        The Fund has also adopted “Best Execution, Directed Brokerage and Soft Dollar Policies and Procedures” designed to ensure the prompt and efficient execution of transactions in all client accounts at the best obtainable price, including the payment of commissions that are reasonable in relation to the value of services provided by the broker under the circumstances.

        As of December 31, 2006, Mr. Pavlak was responsible for the management of 36 other accounts with total assets of $4.7 billion, of which 1 account was subject to a performance fee. The account subject to a performance fee had total assets of $234 million as of December 31, 2006.

        As of February 29, 2008, Mr. Martucci was responsible for the management of 3 other registered investment companies with total assets of $1.4 billion, 5 other pooled investment vehicles with total assets of $4.2 billion and 73 other accounts with total assets of $18.9 billion, of which 2 accounts were subject to a performance fee. The accounts subject to a performance fee had total assets of $743 million as of February 29, 2008.

        As of July 10, 2008, Mr. Pavlak beneficially owned $1 to $10,000 shares in the Fund and Mr. Martucci did not own any shares of the Fund.

The date of this Supplement is July 18, 2008.

Please retain this Supplement for future reference.